FOR IMMEDIATE RELEASE

NATURE’S SUNSHINE PRODUCTS RECEIVES
DIRECT SELLING LICENSE IN CHINA

LEHI, Utah, May 16, 2017 - Nature’s Sunshine Products (NASDAQ: NATR), “the Company”, a leading natural health and wellness company engaged in the manufacture and direct selling of nutritional and personal care products, today announced that it has received its direct selling license from MOFCOM, China’s Ministry of Commerce.

The license allows Nature’s Sunshine to begin to expand its business scope, including direct selling activities within China. Headquartered in Shanghai, a leading economic center with an urban population of more than 24 million residents, Nature’s Sunshine China began to apply for the direct selling license with MOFCOM following the formation of a joint venture with Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Fosun Pharma), a leading, local healthcare company, in 2014. The joint venture was the first of its kind between a U.S. company and a Chinese company for direct selling products in China, representing a significant competitive differentiator in the marketplace.

“We are greatly honored to receive our license from the People’s Republic of China,” commented Gregory L. Probert, Chairman and Chief Executive Officer. “This marks an important step toward realizing the vision and potential we saw when we joined forces with Fosun Pharma almost three years ago. By bringing Nature’s Sunshine to the people of China, we are opening a tremendous new chapter and growth opportunity in our Company’s 45-year history, and fulfilling our mission to transform lives around the world through our innovative, industry-leading products.”

“This is the culmination of more than two years of hard work and dedication in laying the foundation of Nature’s Sunshine China,” said Paul E. Noack, President of China and New Markets. “Today is an historic day for our Company, as this license makes it official that Nature’s Sunshine’s direct selling business has arrived in China. Having made significant investments over the last couple of years, building the infrastructure to support the commencement of operations, we are in a position to begin direct selling activities in the near-term. We are immensely proud of the accomplishments of the China management team, and we are optimistic about the opportunity the China market provides.”

China is the world’s second largest direct selling market in terms of retail sales, according to 2015 data from the World Federation of Direct Selling Associations. In 2015, direct selling retail sales in China increased 19.0% to USD $35.5 billion and accounted for 19.3% of global sales.

About Nature’s Sunshine Products

Nature’s Sunshine Products (NASDAQ: NATR), a leading natural health and wellness company, markets and distributes nutritional and personal care products through a global direct sales force of approximately

539,000 independent Managers, Distributors and customers in more than 40 countries. Nature’s Sunshine manufactures most of its products through its own state-of-the-art facilities to ensure its products continue to set the standard for the highest quality, safety and efficacy on the market today. The Company has four reportable business segments that are divided based on the characteristics of their Distributor base, similarities in compensation plans, as well as the internal organization of NSP’s officers and their responsibilities (NSP Americas; NSP Russia, Central and Eastern Europe; Synergy WorldWide; and China and New Markets). The Company also supports health and wellness for children around the world through its partnership with the Sunshine Heroes Foundation. Additional information about the Company can be obtained at its website, www.naturessunshine.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies. All statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, including the following.

•
changes in laws and regulations, or their interpretation, applicable to direct selling or the nutritional supplement industry may prohibit or restrict the Company's ability to sell its products in some markets or require the Company to make changes to its business model in some markets;

•	legal challenges to its direct selling program or to the classification of its independent distributors;

•	complex legal and regulatory requirements in China, including failure to obtain necessary approvals and licenses to engage in direct sales activities in China;

•	extensive government regulations to which its products, business practices and manufacturing activities are subject;

•	the impact of anti-bribery laws, including the U.S. Foreign Corrupt Practices Act;

•	the full implementation of its joint venture for operations in China with Shanghai Fosun Pharmaceutical (Group) Co., Ltd.;

•	registration of products for sale in China, or difficulty or increased cost of importing products into China;

•
its business practices in some of the jurisdictions in which it operates, including China and South Korea, may be legal and compliant with local and foreign law, but still draw unwarranted media or regulatory attention;

•	its ability to attract and retain independent distributors;

•	the effect of fluctuating foreign exchange rates;

•	negative consequences resulting from difficult economic conditions, including the availability of liquidity or the willingness of its customers to purchase products;

•	geopolitical issues and conflicts;

•	restrictions on the repatriation of money;

•	uncertainties relating to the application of transfer pricing, duties, value-added taxes, and other tax regulations, and changes thereto;

•	changes in tax laws, treaties or regulations, or their interpretation;

•	taxation relating to its independent distributors;

•	high levels of inflation in one or more of the countries in which the Company operates;

•	cyber security threats and exposure to data loss;

•	reliance on information technology infrastructure;

•	liabilities and obligations arising from improper activity by its agents, employees or independent distributors;

•	its relationship with, and its inability to influence the actions of, its independent distributors, and other third parties with whom it does business;

•	its reliance upon, or the loss or departure of any member of, its senior management team;

•	challenges in managing rapid growth in China;

•	the slowing of the Chinese economy;

•	negative effects from its independent distributor promotions or compensation plans;

•	risks associated with the manufacturing of the Company's products;

•	availability and integrity of raw materials;

•	obsolescence of product inventory;

•	changing consumer preferences and demands;

•	the competitive nature of its business and the nutritional supplement industry;

•	negative publicity related to its products, ingredients, or direct selling organization and the nutritional supplement industry;

•	product liability claims;

•	the sufficiency of trademarks and other intellectual property rights; and

•	reliance on third-parties to distribute its products and provide support services to independent distributors.

These and other risks and uncertainties that could cause actual results to differ from predicted results are more fully detailed under the caption “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in or incorporated by reference into this press release. Except as is required by law, the Company expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this press release.

Contact:

Scott Van Winkle
Managing Director
ICR
(617) 956-6736

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